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                                                                                                                   EXHIBIT 21.01
                         SUBSIDIARIES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                                                                                                                     JURISDICTION
                                                                                                                          OF
COMPANY NAME                                                                                                        INCORPORATION
------------                                                                                                        -------------
1st AgChoice, Inc.                                                                                                   South Dakota
1810 Corporation                                                                                                       Delaware
Access Coverage Corp., Inc.                                                                                         North Carolina
American Maturity Life Insurance Company                                                                             Connecticut
AML Financial Inc.                                                                                                   Connecticut
BMG Capital Advisors, L.L.C                                                                                          Connecticut
Brazilcap Capitalizacao S.A                                                                                             Brazil
Business Management Group, Inc.                                                                                      Connecticut
CCS Commercial, L.L.C                                                                                                  Delaware
CLA Corporation                                                                                                      Connecticut
Cuore, S.A                                                                                                              Mexico
Ersatz Corporation                                                                                                     Delaware
Excess Insurance Company Limited                                                                                         U.K.
Fedcap Capitalizacao S.A                                                                                                Brazil
First State Insurance Company                                                                                        Connecticut
First State Management Group, Inc.                                                                                     Delaware
First State Management Group Insurance Services of Massachusetts, LLC                                                Massachusetts
First State Management Group Insurance Services of Texas, LLC                                                           Texas
Fortis Series Fund, Inc.                                                                                               Maryland
Four Thirty Seven Land Company Inc.                                                                                    Delaware
HARCO Property Services, Inc.                                                                                        Connecticut
Hart Life Insurance Company                                                                                          Connecticut
Hart Re Group, L.L.C                                                                                                 Connecticut
Hartford Accident and Indemnity Company                                                                              Connecticut
Hartford Administrative Services Company                                                                              Minnesota
Hartford Advisers HLS Fund, Inc.                                                                                       Maryland
Hartford Bond HLS Fund, Inc.                                                                                           Maryland
Hartford Capital Appreciation HLS Fund, Inc.                                                                           Maryland
Hartford Casualty Insurance Company                                                                                    Indiana
Hartford Dividend and Growth HLS Fund, Inc.                                                                            Maryland
Hartford Equity Sales Company, Inc.                                                                                  Connecticut
Hartford Fianzas S.A. de C.V                                                                                            Mexico
Hartford Financial Services Life Insurance Company                                                                   Connecticut
Hartford Financial Services, LLC                                                                                       Delaware
Hartford Fire Insurance Company                                                                                      Connecticut
Hartford Fire International (Germany) GMBH                                                                             Germany
Hartford Fire International, Ltd.                                                                                    Connecticut
Hartford-Fortis Series Fund, Inc.                                                                                      Maryland
Hartford Global Advisers HLS Fund, Inc.                                                                                Maryland
Hartford Index HLS Fund, Inc.                                                                                          Maryland
Hartford Insurance Company of Illinois                                                                                 Illinois
Hartford Insurance Company of the Midwest                                                                              Indiana
Hartford Insurance Company of the Southeast                                                                            Florida
Hartford Insurance, Ltd.                                                                                               Bermuda
Hartford Integrated Technologies, Inc.                                                                               Connecticut
Hartford International Life Reassurance Corporation                                                                  Connecticut
Hartford International Management Services Company, L.L.C                                                              Delaware
Hartford International Opportunities HLS Fund, Inc.                                                                    Maryland
Hartford Investment Financial Services, LLC                                                                            Delaware
Hartford Investment Management Company                                                                                 Delaware
Hartford Investment Services, Inc.                                                                                   Connecticut
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                                                                                                                   EXHIBIT 21.01

Hartford Investments Canada Corp.                                                                                      Canada
Hartford Investor Services, LLC                                                                                      Connecticut
Hartford Life and Accident Insurance Company                                                                         Connecticut
Hartford Life and Annuity Insurance Company                                                                          Connecticut
Hartford Life Insurance Company                                                                                      Connecticut
Hartford Life Insurance KK                                                                                              Japan
Hartford Life International, Ltd.                                                                                    Connecticut
Hartford Life, Inc.                                                                                                   Delaware
Hartford Life, Ltd.                                                                                                    Bermuda
Hartford Lloyds Corporation                                                                                             Texas
Hartford Lloyds Insurance Company                                                                                       Texas
Hartford Management, Ltd.                                                                                              Bermuda
Hartford Midcap HLS Fund, Inc.                                                                                        Maryland
Hartford Money Market HLS Fund, Inc.                                                                                  Maryland
Hartford Mortgage Securities HLS Fund, Inc.                                                                           Maryland
Hartford of Florida, L.L.C                                                                                             Florida
Hartford RE Company                                                                                                  Connecticut
Hartford Re Spain Correduria de Reaseguros S.A                                                                          Spain
Hartford Risk Management, Inc.                                                                                        Delaware
Hartford Securities Distribution Company, Inc.                                                                       Connecticut
Hartford Seguros, S.A. de C.V                                                                                          Mexico
Hartford Seguros de Retiro S.A                                                                                        Argentina
Hartford Series Fund, Inc.                                                                                            Maryland
Hartford Small Company HLS Fund, Inc.                                                                                 Maryland
Hartford Specialty Company                                                                                            Delaware
Hartford Specialty Insurance Services of Texas, LLC                                                                     Texas
Hartford Stock HLS Fund, Inc.                                                                                         Maryland
Hartford Technology Service Company                                                                                  Connecticut
Hartford Technology Services Company, L.L.C                                                                           Delaware
Hartford Underwriters Insurance Company                                                                              Connecticut
Hartford-Comprehensive Employee Benefit Service Company                                                              Connecticut
HartRe Company, L.L.C                                                                                                Connecticut
Heritage Holdings, Inc.                                                                                              Connecticut
Heritage Reinsurance Company, Ltd.                                                                                     Bermuda
HL Investment Advisors, LLC                                                                                          Connecticut
Hopmeadow Holdings S.A                                                                                                Argentina
Horizon Management Group, L.L.C                                                                                       Delaware
Horizon Portfolio Management Ltd.                                                                                       U.K.
HRA Brokerage Services, Inc.                                                                                         Connecticut
HRA Inc.                                                                                                             Connecticut
Icatu Hartford Administracao de Beneficios LTDA                                                                        Brazil
Icatu Hartford Capitalizacao S.A                                                                                       Brazil
Icatu Hartford Fundo de Pensao                                                                                         Brazil
Icatu Hartford Seguros S.A                                                                                             Brazil
International Corporate Marketing Group, LLC                                                                          Delaware
ISOP Financing Company Limited Partnership                                                                           Connecticut
ITT Hartford International, Ltd                                                                                         U.K.
ITT New England Management Company, Inc.                                                                            Massachusetts
Lady Hartford S.A. de C.V                                                                                              Mexico
New England Insurance Company                                                                                        Connecticut
New England Reinsurance Corporation                                                                                  Connecticut
New Ocean Insurance Co. Ltd.                                                                                           Bermuda
Nutmeg Administrator, LLC                                                                                             Delaware
Nutmeg Insurance Agency, Inc.                                                                                        Connecticut
Nutmeg Insurance Company                                                                                             Connecticut
Nutmeg Life Insurance Company                                                                                           Iowa
Omni General Agency, Inc.                                                                                               Texas
Omni Indemnity Company                                                                                                Illinois
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
Omni Insurance Company                                                                                                Illinois
Omni Insurance Group, Inc.                                                                                             Georgia
Pacific Insurance Company, Limited                                                                                   Connecticut
Personal Lines Insurance Center, Inc.                                                                                Connecticut
Planco Financial Services, Inc.                                                                                     Pennsylvania
Planco Incorporated                                                                                                 Pennsylvania
Property and Casualty Insurance Company of Hartford                                                                    Indiana
Sentinel Insurance Company, Ltd.                                                                                     Connecticut
Servus Life Insurance Company                                                                                        Connecticut
Specialty Insurance Agency, LLC                                                                                       Delaware
Specialty Risk Services, Inc.                                                                                         Delaware
Terry Associates Inc.                                                                                                Connecticut
The Confluence Group, Inc.                                                                                           Connecticut
The Evergreen Group, Inc.                                                                                             New York
The Hartford Bank, FSB                                                                                                 Federal
The Hartford Club of Simsbury, Inc.                                                                                  Connecticut
The Hartford Fidelity & Bonding Company                                                                              Connecticut
The Hartford Financial Services Group, Inc.                                                                           Delaware
The Hartford International Financial Services Group, LLC                                                              Delaware
The Hartford Mutual Funds, Inc.                                                                                       Maryland
Thesis, S.A                                                                                                           Argentina
Trumbull Finance, L.L.C                                                                                              Connecticut
Trumbull Insurance Company                                                                                           Connecticut
Trumbull Recovery Services, Inc.                                                                                       Florida
Trumbull Services, L.L.C                                                                                             Connecticut
Twin City Fire Insurance Company                                                                                       Indiana
United Premium Capital, L.L.C                                                                                        Connecticut
Woodbury Financial Agency NM, Inc.                                                                                   New Mexico
Woodbury Financial Agency MA, Inc.                                                                                  Massachusetts
Woodbury Financial Agency OH, Inc.                                                                                      Ohio
Woodbury Financial Agency OK, Inc.                                                                                    Oklahoma
Woodbury Financial Agency TX, Inc.                                                                                      Texas
Woodbury Financial Services, Inc.                                                                                     Minnesota
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